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                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned officers and directors of Medarex, Inc., a New Jersey corporation, do hereby constitute and appoint Donald L. Drakeman and Michael A. Appelbaum, and either of them, the lawful attorney and agent, with power and authority to do any and all acts and things and to execute any and all instruments which said attorney and agent, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power of authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, post-effective and supplements thereof, and to any and all instruments or documents filed as part of or in connection with such Registration Statement, and each of the undersigned hereby certifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof. The Power of Attorney may be signed in several counterparts.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the dates indicated below.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

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
Signature                                                         Title                         Date
---------                                                         -----                         ----

/s/Irwin Lerner                                 Chairman of the Board                     October 19, 1998
----------------------------
 Irwin Lerner

/s/Donald L. Drakeman                            President, Chief Executive Officer and   October 19, 1998
----------------------------
 Donald L. Drakeman                              Director (Principal Executive Officer)

/s/Michael A. Appelbaum                          Executive Vice President - Finance and   October 19, 1998
----------------------------
 Michael A. Appelbaum                            Administration, Secretary, Treasurer,
                                                 Chief Financial Officer and Director
                                                 (Principal Financial and Accounting
                                                 Officer)

/s/Michael W. Fanger                             Director                                 October 19, 1998
----------------------------
 Michael W. Fanger

/s/Julius A. Vida                                Director                                 October 19, 1998
----------------------------
 Julius A. Vida

/s/Charles R. Schaller                           Director                                 October 19, 1998
----------------------------
 Charles R. Schaller

/s/W. Leigh Thompson, Jr.                        Director                                 October 19, 1998
----------------------------
 W. Leigh Thompson, Jr.

/s/Robert Iggulden                               Director                                 October 19, 1998
----------------------------
 Robert Iggulden

/s/Fred Craves                                   Director                                 October 19, 1998
----------------------------
 Fred Craves
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